SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7815 Woodmont Avenue, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to Vote of Security Holders.

(a)           On May 17, 2012, the annual meeting of shareholders of Eagle Bancorp, Inc. (the “Company”) was held for the purposes of:

1.              electing four (4) directors to serve until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.              electing four (4) directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

3.              considering and approving an amendment to the Company’s 2006 Stock Plan to increase the number of shares of common stock subject to the plan by 600,000;

4.              ratifying the appointment of Stegman & Company as the Company’s independent registered public accountants for the year ended December 31, 2012;

5.              voting on a non-binding advisory resolution approving the compensation of our named executive officers; and

6.              voting on a non-binding advisory resolution regarding the frequency of future advisory votes on executive compensation.

(b)           (1)           The name of each director elected at the meeting, and the votes cast for such persons, who constitute the entire Board of Directors in office following the meeting, are set forth below.

Name	For	Withheld	Broker Non-votes
Class A Directors — Term expiring 2013
Leslie M. Alperstein	12,548,900.855057	2,162,445.380716	2,888,464
Robert P. Pincus	10,626,308.930002	4,085,037.305771	2,888,464
Donald R. Rogers	10,377,363.506251	4,333,982.729522	2,888,464
Leland M. Weinstein	10,960,955.855057	3,750,390.380716	2,888,464

Class B Directors — Term expiring 2014
Dudley C. Dworken	12,509,752.855057	2,201,593.380716	2,888,464
Harvey M. Goodman	12,541,527.884216	2,169,818.351557	2,888,464
Ronald D. Paul	11,962,553.365503	2,748,792.870270	2,888,464
Norman R. Pozez	10,443,953.971044	4,267,392.264729	2,888,464

(2)           The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the amendment to the Company’s 2006 Stock Plan to increase the number of shares of common stock subject to the plan by 600,000.

For	Against	Abstain	Broker Non-votes
12,013,544.562169	2,569,282.850724	128,518.822880	2,888,464

(3)           The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm is as set forth below:

For	Against	Abstain	Broker Non-votes
17,503,699.491879	78,926.861791	17,183.882103	0

(4)           The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the nonbinding advisory resolution approving the compensation of our executive officers is as set forth below:

For	Against	Abstain	Broker Non-votes
11,188,743.187807	3,351,571.775779	171,031.272187	2,888,464

(5)           `The number of votes cast on the nonbinding advisory resolution for holding future advisory votes on executive compensation every one year, two years or three years, and the number of abstentions and broker non-votes, is as set forth below.

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
13,106,387.033567	163,716.906729	1,163,483.885107	277,758.410370	2,888,464

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: May 18, 2012